                                                                       EXHIBIT 7

                              SECOND AMENDMENT TO
                           INVESTOR RIGHTS AGREEMENT

              THIS SECOND AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT (this "Amendment") is made and entered into as of November 20, 2000, by and among Party City Corporation, a Delaware corporation (the "Company"), Jack Futterman, and each of the other parties whose names appear on the signature pages hereto (such other parties, the "Investors").

                                     RECITAL

              On August 16, 1999, the Company entered into an Investor Rights Agreement (the "IR Agreement"), as amended pursuant to the First Amendment to Investor Rights Agreement, dated as of October 11, 2000, with Tennenbaum & Co., LLC, TCO/Party City, LLC, Goldman, Sachs & Co., Goldman Sachs Credit Partners, L.P., Enhanced Retail Funding, LLC, Richmond Associates, L.P. and Jack Futterman. The parties hereto now desire to amend the IR Agreement in the manner set forth below. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the IR Agreement.

              1. AMENDMENT TO ANNEX I. Annex I of the IR Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                                     ANNEX I

                              SCHEDULE OF INVESTORS


----------------------------------------------------------------------------------------------
                                     SHARES OF
                                    COMMON STOCK

                                    (SUBJECT TO
INVESTOR                              WARRANTS)                  PROMISSORY NOTES
----------------------------------------------------------------------------------------------
Special Value Bond Fund, LLC         3,096,000       -   13.0% Secured Note, due January 31,
                                                         2002 in the principal amount of
                                                         $2,250,000

                                                     -   14.0% Secured Note, due January 31,
                                                         2004 in the principal amount of
                                                         $4,500,000

                                                     -   14.0% Senior Secured Note, due
                                                         January 31, 2002 in the principal
                                                         amount of $3,250,000
----------------------------------------------------------------------------------------------
Special Value Bond Fund II, LLC         none         -   12.5% Secured Note, due January 31,
                                                         2003 in the principal amount of
                                                         $5,000,000

                                                     -   13.0% Secured Note, due January 31,
                                                         2003 in the principal amount of
                                                         $2,500,000
----------------------------------------------------------------------------------------------
Goldman Sachs & Co.                   2,867,000      none
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Goldman Sachs Credit Partners, L.P.      none        -   12.5% Secured Note, due January 31,
                                                         2003 in the principal amount of
                                                         $4,333,333

                                                     -   13.0% Secured Note, due January 31,
                                                         2003 in the principal amount of
                                                         $2,166,667

                                                     -   13.0% Secured Note, due January 31,
                                                         2002 in the principal amount of
                                                         $2,085,000

                                                     -   14.0% Secured Note, due January 31,
                                                         2004 in the principal amount of
                                                         $4,165,000

                                                     -   14.0% Senior Secured Note, due
                                                         January 31, 2002 in the principal
                                                         amount of $3,250,000
----------------------------------------------------------------------------------------------
Enhanced Retail Funding, LLC           458,667       -   12.5% Secured Note, due January 31,
                                                         2003 in the principal amount of
                                                         $666,667

                                                     -   13.0% Secured Note, due January 31,
                                                         2003 in the principal amount of
                                                         $333,333

                                                     -   13.0% Secured Note, due January 31,
                                                         2002 in the principal amount of
                                                         $333,333

                                                     -   14.0% Secured Note, due January 31,
                                                         2004 in the principal amount of
                                                         $666,667

                                                     -   14.0% Senior Secured Note, due
                                                         January 31, 2002 in the principal
                                                         amount of $500,000
----------------------------------------------------------------------------------------------
Richmond Associates, L.P.              229,000       -   13.0% Secured Note, due January 31,
                                                         2002 in the principal amount of
                                                         $165,000

                                                     -   14.0% Secured Note, due January 31,
                                                         2004 in the principal amount of
                                                         $335,000
----------------------------------------------------------------------------------------------
Clyde Street Investment, LLC           229,333       -   13.0% Secured Note, due January 31,
                                                         2002 in the principal amount of
                                                         $166,667

                                                     -   14.0% Secured Note, due January 31,
                                                         2004 in the principal amount of
                                                         $333,333
----------------------------------------------------------------------------------------------

              2. COUNTERPARTS. This Amendment may be executed in one or more counterparts, and signature pages may be delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and shall become effective upon its execution by the Company, a Supermajority in Interest of the Investors and a Supermajority in Interest of the Warrantholders.

              3. FULL FORCE AND EFFECT. Except as expressly modified by this Amendment, all of the terms, covenants, agreements, conditions and other provisions of the IR Agreement shall remain in full force and effect in accordance with their respective terms.

              IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                   PARTY CITY CORPORATION

                                   By:   /s/  THOMAS E. LARSON
                                      ------------------------------------------
                                      Name:   Thomas E. Larson
                                      Title:  CFO



                                         /s/  JACK FUTTERMAN
                                      ------------------------------------------
                                             Jack Futterman



                                   INVESTORS:

                                   SPECIAL VALUE BOND FUND, LLC

                                   By: SVIM/MSM, LLC,
                                       its Managing Member

                                   By: TENNENBAUM & CO., LLC,
                                       its Managing Member

                                   By:   /s/  MICHAEL E. TENNENBAUM
                                      ------------------------------------------
                                      Name:   Michael E. Tennenbaum
                                      Title:  Managing Member



                                   SPECIAL VALUE BOND FUND II, LLC

                                   By: SVIM/MSMII, LLC,
                                       its Managing Member

                                   By: TENNENBAUM & CO., LLC,
                                       its Managing Member

                                   By:   /s/  MICHAEL E. TENNENBAUM
                                      ------------------------------------------
                                      Name:   Michael E. Tennenbaum
                                      Title:  Managing Member

                                   SPECIAL VALUE INVESTMENT MANAGEMENT, LLC

                                   By: TENNENBAUM & CO., LLC,
                                       its Managing Member

                                   By:   /s/  MICHAEL E. TENNENBAUM
                                      ------------------------------------------
                                      Name:   Michael E. Tennenbaum
                                      Title:  Managing Member


                                   GOLDMAN, SACHS & CO.

                                   By:   /s/  KEVIN ULRICH
                                      ------------------------------------------
                                      Name:   Kevin Ulrich
                                      Title:  Authorized Signatory



                                   GOLDMAN SACHS CREDIT PARTNERS, L.P.

                                   By:   /s/  KEVIN ULRICH
                                      ------------------------------------------
                                      Name:   Kevin Ulrich
                                      Title:  Authorized Signatory



                                   ENHANCED RETAIL FUNDING, LLC

                                   By:   /s/  ALAN R. GOLDSTEIN
                                      ------------------------------------------
                                      Name:   Alan R. Goldstein
                                      Title:  CFO & EVP

                                   CLYDE STREET INVESTMENT, LLC


                                   By:   /s/  RALPH D. DILLON
                                      ------------------------------------------
                                      Name:   Ralph D. Dillon
                                      Title:  Managing Member



                                   RICHMOND ASSOCIATES, L.P.

                                   By: MHM MANAGEMENT, INC.,
                                       its General Partner

                                   By:   /s/  JOHN F. CLAUSEN
                                      ------------------------------------------
                                      Name:   John F. Clausen
                                      Title:  VP